Updated Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: November 1999, December 1999, January 2000, February 2000
Payment Date: March 25, 2000

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the November 1999 Collection Period			$27,978.06
	ii.	Remittances for the December 1999 Collection Period			$2,530,445.67
	iii.	Remittances for the January 2000 Collection Period			$7,272,280.68
	iv.	Remittances for the February 2000 Collection Period		*	$11,074,579.14
	v.	Net Earnings on General Subaccount			$45,840.12
	vi.	Net Earnings on Capital Subaccount			$45,296.21
	vii.	Net Earnings on Overcollateralization Subaccount			$0.00
	viii.	Net Earnings on Reserve Subaccount			$0.00
	ix.	General Subaccount Balance			$20,996,419.88

	x.	Reserve Subaccount Balance			$0.00
	xi.	Overcollateralization Subaccount Balance			$0.00
	xii.	Capital Subaccount Balance			$3,000,000.00
	xiii.	Collection Account Balance			$23,996,419.88

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$74,000,000.00
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	ix.	Transition Bond Principal Balance			$600,000,000.00

	x.	Reserve Subaccount Balance			$0.00
	xi.	Overcollateralization Subaccount Balance			$0.00
	xii.	Capital Subaccount Balance			$3,000,000.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$63,866,685.60
	ii.	Projected Class A-2 Bond Balance			$172,000,000.00
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	ix.	Projected Transition Bond Balance			$589,866,685.60

		*	Includes additional remittance of $2,530,445.67.
	x.	Required Class A-1 Coupon (6.32% per annum rate)			$1,701,835.56
	xi.	Required Class A-2 Coupon (6.63% per annum rate)			$4,149,643.33
	xii.	Required Class A-3 Coupon (6.81% per annum rate)			$4,906,605.00
	xiii.	Required Class A-4 Coupon (6.98% per annum rate)			$3,962,313.33
	xviii.	Required Overcollateralization Funding			$88,235.29
	xix.	Required Capital Subaccount Funding			$0.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		**	$0.00
	iii.	Independent Managers Fee			$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$2,312.06
	vi.	Quarterly Interest			$14,720,397.22
		1.	Class A-1 Bond Coupon Payment		$1,701,835.56
		2.	Class A-2 Bond Coupon Payment		$4,149,643.33
		3.	Class A-3 Bond Coupon Payment		$4,906,605.00
		4.	Class A-4 Bond Coupon Payment		$3,962,313.33
	vii.	Principal Due and Payable			$ -
	viii.	Scheduled Quarterly Principal			$8,628,410.10
		1.	Class A-1 Bond Principal Payment		$8,628,410.10
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00
	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):
	i.	Class A-1 Principal Balance			$65,371,589.90
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	ix.	Transition Bond Principal Balance			$591,371,589.90

		**	1 Year Bond Trustee Fees and Expenses paid in advance at closing.

	x.	Reserve Subaccount Balance			$0.00
	xi.	Overcollateralization Subaccount Balance			$0.00
	xii.	Capital Subaccount Balance		***	$312,500.50

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):
	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$2,687,499.50
	iv.	Total Draws			$2,687,499.50

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:
	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00
	ii.	Quarterly Principal			$1,504,904.30
		1.	Class A-1 Bond Principal Payment		$1,504,904.30
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$88,235.29
	ii.	Capital Subaccount			$2,687,499.50

		***	Servicer's fee amount inadvertantly withheld twice.
		It will be distributed to bondholders next quarter.

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 21st day of March, 2000.

West Penn Power Company, as Servicer

by: _______________________			by: _______________________
M. P. Morrell			R. F. Binder
Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: March, April and May 2000
Payment Date: June 26, 2000

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the March 2000 Collection Period			$5,810,149.35
	ii.	Remittances for the April 2000 Collection Period			$7,310,737.11
	iii.	Remittances for the May 2000 Collection Period			$7,809,298.31
	iv.	Net Earnings on General Subaccount			$114,044.52
	v.	Net Earnings on Capital Subaccount			$0.00
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance		*	$21,356,729.79

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$0.00
	xii.	Collection Account Balance			$21,356,729.79

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$65,371,589.90
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	ix.	Transition Bond Principal Balance			$591,371,589.90

	x.	Reserve Subaccount Balance			$0.00
	xi.	Overcollateralization Subaccount Balance			$0.00
	xii.	Capital Subaccount Balance			$0.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$49,756,495.62
	ii.	Projected Class A-2 Bond Balance			$172,000,000.00
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	ix.	Projected Transition Bond Balance			$575,756,495.62

		* Includes additional $312,500.50 from March 2000, not paid as principal.

	x.	Required Class A-1 Coupon (6.32% per annum rate)			$1,032,871.12
	xi.	Required Class A-2 Coupon (6.63% per annum rate)			$2,850,900.00
	xii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	xiii.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00
	xviii.	Required Overcollateralization Funding			$176,470.59
	xix.	Required Capital Subaccount Funding			$3,000,000.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		**	$0.00
	iii.	Independent Managers Fee			$875.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$19,995.80
	vi.	Quarterly Interest			$9,976,921.12
		1.	Class A-1 Bond Coupon Payment		$1,032,871.12
		2.	Class A-2 Bond Coupon Payment		$2,850,900.00
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00
	vii.	Principal Due and Payable			$ -
	viii.	Scheduled Quarterly Principal			$11,026,437.87
		1.	Class A-1 Bond Principal Payment		$11,026,437.87
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00
	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):
	i.	Class A-1 Principal Balance			$54,345,152.03
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	ix.	Transition Bond Principal Balance			$580,345,152.03

		**	1 Year Bond Trustee Fees and Expenses paid in advance at closing.

	x.	Reserve Subaccount Balance			$0.00
	xi.	Overcollateralization Subaccount Balance			$0.00
	xii.	Capital Subaccount Balance			$0.00

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):
	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:
	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00
	ii.	Quarterly Principal			$4,588,656.41
		1.	Class A-1 Bond Principal Payment		$4,588,656.41
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$176,470.59
	ii.	Capital Subaccount			$3,000,000.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 22nd day of June, 2000.

West Penn Power Company, as Servicer

by: _______________________			by: _______________________
M. P. Morrell			R. F. Binder
Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: June, July and August 2000
Payment Date: September 25, 2000

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the June 2000 Collection Period			$7,689,071.07
	ii.	Remittances for the July 2000 Collection Period			$8,104,802.96
	iii.	Remittances for the August 2000 Collection Period			$7,752,297.07
	iv.	Net Earnings on General Subaccount			$112,042.84
	v.	Net Earnings on Capital Subaccount			$0.00
	vi.	Net Earnings on Overcollateralization Subaccount			$36.83
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$23,658,250.77

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$0.00
	xii.	Collection Account Balance			$23,658,250.77

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$54,345,152.03
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$580,345,152.03

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$0.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$37,210,888.78
	ii.	Projected Class A-2 Bond Balance			$172,000,000.00
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$563,210,888.78

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$858,653.40
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$2,850,900.00
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00
	x.	Required Overcollateralization Funding			$264,705.88
	xi.	Required Capital Subaccount Funding			$3,000,000.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$0.00
	iii.	Independent Directors' Fee		**	$0.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$725.15
	vi.	Quarterly Interest			$9,802,703.40
		1.	Class A-1 Bond Coupon Payment		$858,653.40
		2.	Class A-2 Bond Coupon Payment		$2,850,900.00
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00
	vii.	Principal Due and Payable			$ -
	viii.	Scheduled Quarterly Principal			$13,522,322.22
		1.	Class A-1 Bond Principal Payment		$13,522,322.22
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00
	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):
	i.	Class A-1 Principal Balance			$40,822,829.81
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$566,822,829.81

		*	1 Year Bond Trustee Fees and Expenses paid in advance at closing.
		**	Independent Directors' Fee is $300/Quarter. Fee was overpaid by $575 in June 2000.

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$0.00

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):
	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:
	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00
	ii.	Quarterly Principal			$3,611,941.03
		1.	Class A-1 Bond Principal Payment		$3,611,941.03
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$264,705.88
	ii.	Capital Subaccount			$3,000,000.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 20th day of September, 2000.

West Penn Power Company, as Servicer

by: _______________________			by: _______________________
M. P. Morrell			R. F. Binder
Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: September, October, and November 2000
Payment Date: December 25, 2000

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the September 2000 Collection Period			$8,239,126.29
	ii.	Remittances for the October 2000 Collection Period			$7,438,391.71
	iii.	Remittances for the November 2000 Collection Period			$7,785,224.69
	iv.	Net Earnings on General Subaccount			$120,987.46
	v.	Net Earnings on Capital Subaccount			$0.00
	vi.	Net Earnings on Overcollateralization Subaccount			$0.18
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$23,583,730.33

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$0.00
	xii.	Collection Account Balance			$23,583,730.33

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$40,822,829.81
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$566,822,829.81

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$0.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$24,266,031.26
	ii.	Projected Class A-2 Bond Balance			$172,000,000.00
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$550,266,031.26

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$645,000.71
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$2,850,900.00
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00
	x.	Required Overcollateralization Funding			$352,941.18
	xi.	Required Capital Subaccount Funding			$3,000,000.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$750.00
	iii.	Independent Directors' Fee		**	$25.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$5,877.73
	vi.	Quarterly Interest			$9,589,050.71
		1.	Class A-1 Bond Coupon Payment		$645,000.71
		2.	Class A-2 Bond Coupon Payment		$2,850,900.00
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00
	vii.	Principal Due and Payable			$0.00
	viii.	Scheduled Quarterly Principal			$13,655,526.89
		1.	Class A-1 Bond Principal Payment		$13,655,526.89
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00
	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):
	i.	Class A-1 Principal Balance			$27,167,302.92
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$553,167,302.92

		*	$750 per quarter, in advance.
		**	Independent Directors' Fee is $300/Quarter. Fee was overpaid by $575 in June 2000
			and unpaid in September 2000.

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$0.00

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):
	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:
	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00
	ii.	Quarterly Principal			$2,901,271.66
		1.	Class A-1 Bond Principal Payment		$2,901,271.66
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$352,941.18
	ii.	Capital Subaccount			$3,000,000.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 18th day of December, 2000.

West Penn Power Company, as Servicer

by: _______________________			by: _______________________
M. P. Morrell			R. F. Binder
Vice President			Treasurer

Quarterly Servicer's Certificate

West Penn Funding LLC
$600,000,000 Transition Bonds, Series 1999-A

Pursuant to Section 3.04 of the Servicing Agreement dated as of November 16, 1999 (the "Servicing Agreement") between West Penn Power Company, as Servicer and West Penn Funding LLC, as Issuer, the Servicer does hereby certify as follows:
Capitalized terms used in the Quarterly Servicer's Certificate (the "Quarterly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

Billing Periods: December 2000, January and February 2001
Payment Date: March 25, 2001

1.	Collections Allocable and Aggregate Amounts Available for the Current Payment Date:
	i.	Remittances for the December 2000 Collection Period			$7,828,068.88
	ii.	Remittances for the January 2001 Collection Period			$9,218,437.12
	iii.	Remittances for the February 2001 Collection Period			$9,291,040.32
	iv.	Net Earnings on General Subaccount			$109,450.58
	v.	Net Earnings on Capital Subaccount			$0.00
	vi.	Net Earnings on Overcollateralization Subaccount			$0.00
	vii.	Net Earnings on Reserve Subaccount			$0.00
	viii.	General Subaccount Balance			$26,446,996.90

	ix.	Reserve Subaccount Balance			$0.00
	x.	Overcollateralization Subaccount Balance			$0.00
	xi.	Capital Subaccount Balance			$0.00
	xii.	Collection Account Balance			$26,446,996.90

2.	Outstanding Principal Balance and Collection Account Balance as of Prior Payment Date:
	i.	Class A-1 Principal Balance			$27,167,302.92
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$553,167,302.92

	vi.	Reserve Subaccount Balance			$0.00
	vii.	Overcollateralization Subaccount Balance			$0.00
	viii.	Capital Subaccount Balance			$0.00

3.	Required Funding/Payments as of Current Payment Date:
	i.	Projected Class A-1 Bond Balance			$9,087,973.93
	ii.	Projected Class A-2 Bond Balance			$172,000,000.00
	iii.	Projected Class A-3 Bond Balance			$198,000,000.00
	iv.	Projected Class A-4 Bond Balance			$156,000,000.00
	v.	Projected Transition Bond Balance			$535,087,973.93

	vi.	Required Class A-1 Coupon (6.32% per annum rate)			$429,243.39
	vii.	Required Class A-2 Coupon (6.63% per annum rate)			$2,850,900.00
	viii.	Required Class A-3 Coupon (6.81% per annum rate)			$3,370,950.00
	ix.	Required Class A-4 Coupon (6.98% per annum rate)			$2,722,200.00
	x.	Required Overcollateralization Funding			$441,176.47
	xi.	Required Capital Subaccount Funding			$3,000,000.00

4.	Allocation of Remittances as of Current Payment Date Pursuant to 8.02d of the Indenture:
	i.	Cumulative Monthly Administration Fee during Relevant Quarter			$20,000.00
	ii.	Bond Trustee Fees and Expenses		*	$830.00
	iii.	Independent Directors' Fee		**	$300.00
	iv.	Servicing Fee			$312,500.00
	v.	Operating Expenses (subject to $100,000 cap)			$1,134.88
	vi.	Quarterly Interest			$9,373,293.39
		1.	Class A-1 Bond Coupon Payment		$429,243.39
		2.	Class A-2 Bond Coupon Payment		$2,850,900.00
		3.	Class A-3 Bond Coupon Payment		$3,370,950.00
		4.	Class A-4 Bond Coupon Payment		$2,722,200.00
	vii.	Principal Due and Payable			$0.00
	viii.	Scheduled Quarterly Principal			$16,738,938.63
		1.	Class A-1 Bond Principal Payment		$16,738,938.63
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00
	ix.	Operating Expenses (in excess of $100,000)			$0.00
	x.	Funding of Capital Subaccount (to required level)			$0.00
	xi.	Funding of Overcollateralization Subaccount (to required level)			$0.00
	xii.	Net Earnings on Capital Subaccount Released to Issuer			$0.00
	xiii.	Deposits to Reserve Subaccount			$0.00
	xiv.	Released to Issuer upon Series Retirement: Collection Account			$0.00

5.	Outstanding Principal Balance and Collection Account Balance as of Current Payment Date:
	(after giving effect to payments to be made on such payment date):
	i.	Class A-1 Principal Balance			$10,428,364.29
	ii.	Class A-2 Principal Balance			$172,000,000.00
	iii.	Class A-3 Principal Balance			$198,000,000.00
	iv.	Class A-4 Principal Balance			$156,000,000.00
	v.	Transition Bond Principal Balance			$536,428,364.29

		*	$750 per quarter, in advance plus expenses, in arrears.
		**	Independent Directors' Fee is $300/Quarter.

	vi.	Reserve Subaccount Balance			$0.00
	vii	Overcollateralization Subaccount Balance			$0.00
	viii	Capital Subaccount Balance			$0.00

6.	Subaccount Draws as of Current Payment Date (if applicable, pursuant to Section 8.02d of the Indenture):
	i.	Reserve Subaccount			$0.00
	ii.	Overcollateralization Subaccount			$0.00
	iii.	Capital Subaccount			$0.00
	iv.	Total Draws			$0.00

7.	Shortfalls In Interest and Principal Payments as of Current Payment Date:
	i.	Quarterly Interest			$0.00
		1.	Class A-1 Bond Coupon Payment		$0.00
		2.	Class A-2 Bond Coupon Payment		$0.00
		3.	Class A-3 Bond Coupon Payment		$0.00
		4.	Class A-4 Bond Coupon Payment		$0.00
	ii.	Quarterly Principal			$1,340,390.36
		1.	Class A-1 Bond Principal Payment		$1,340,390.36
		2.	Class A-2 Bond Principal Payment		$0.00
		3.	Class A-3 Bond Principal Payment		$0.00
		4.	Class A-4 Bond Principal Payment		$0.00

8.	Shortfalls in Required Subaccount Levels as of Current Payment Date:
	i.	Overcollateralization Subaccount			$441,176.47
	ii.	Capital Subaccount			$3,000,000.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Servicer's Bond this 20th day of March, 2001.

West Penn Power Company, as Servicer

by: _______________________			by: _______________________
M. P. Morrell			R. F. Binder
Vice President			Treasurer